SmartGuard - Solutions™

UV Fan

Combination
Air Disinfection &
Air Purification

Company Overview

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Surface Disinfection Products



SmartGuard - Disinfection™







Air Disinfection Products

UV Disinfection: Air Treatment

International bodies and organizations recommend the use of UV-C radiation for air treatment.

For decades, many world-class institutions and organizations such as WHO, EPA, CDC, ASHRAE have been recommending the use of UV-C radiation for disinfection of water, rooms and air conditioning systems.

The use of UV-C radiation is also indicated for the prevention of Coronavirus Sars-Cov-2 and, following the recent COVID-19 pandemic, the concept of using UV sections within the air conditioning system as a solution to contain the spread of the virus has been successfully introduced.

Scientific Evidence: Solution & Product Support

LP-USA

Light Progress USA
7500 Rialto Boulevard
Building 1, Suite 250
Austin, TX, 78735, USA

Whitepaper References for Light Progress Products & Processes

Light Progress USA strives to be the leader in science-based and data-driven UV products and practices. It is our goal to help every organization create a personal envelope of safety for people inside their buildings.

1. Guidelines & Best Practices
   a. UV light in addition to standard of care disinfection techniques decreases infection rates. "The incidence of target organisms among exposed patients was significantly lower after adding UV to standard cleaning strategies". Lancet 2017[1]
   b. Effective sterilization should be a consideration in ethically managing the Personal Envelope. CDC guidelines[2] allow us to use national benchmarks combined with EPA and FDA approved technology to meet and exceed governmental safety demands.
2. Solution Strategy
   a. UV light is an effective solution in ventilation and air management. ACGIH 1992[3]
   b. UV light may be considered a new standard during the COVID crisis and should be part of every discussion. FDA statement[4]
3. Product Configuration
   a. Surface Disinfection
      i. Our surface application of UV technology is based on quantified benchmarks for effective sterilization. BURNS 2020[5]
      i. Pulse Zenon technology is inferior to our continuous UV-C lamp output as demonstrated in a trial (2 acute care hospitals) that showed the PX and UV were effective at surface sterilizations. However, "Continuous UV-C achieved significantly greater log10CFU reductions than PX-UV irradiation on glass carriers." ICHE 2015[6]

[1] Enhanced terminal room disinfection and acquisition and infection caused by multidrug-resistant organisms and Clostridium difficile (the Benefits of Enhanced Terminal Room Disinfection study): a cluster-randomised, multicentre, crossover study. Anderson et al LANCET 2017; v. 389; p. 805-14.
[2] www.cdc.gov
[3] ACGIH, 1992, Industrial Ventilation, 21st ed., p. 2-2. Cincinnati, Ohio; Am. Conf. Govern. Industrial Hygienists. (Anecdote)
[4] Enforcement Policy for Sterilizers, Disinfectant Devices, and Air Purifiers During the Coronavirus Disease 2019 (COVID-19) Public Health Emergency Guidance for Industry and Food and Drug Administration Staff March 2020, U.S. Department of Health and Human Services, Food and Drug Administration
[5] Ultraviolet-C decontamination of a hospital room: Amount of UV light needed. Lindblad et al. BURNS 46(2020) 842-849
[6] Infect Control Hosp Epidemiol. 2015 Feb;36(2):192-7

LP-USA

Light Progress USA
7500 Rialto Boulevard
Building 1, Suite 250
Austin, TX, 78735, USA

   b. Air Disinfection
      i. Our mathematical approach to calculating the optimal implementation of products is based on a peer reviewed mathematical model to describe the effectiveness of UV lamps in AIR sterilization. Kowalski 2000[7]
      ii. Our many methods of utilizing UV technology for air sterilization are rooted in well-established scientific study and considerations. ASHRAE 1999[8], ARTI-21CR/610-40030-01 2002[9], MIPT 2005[10]
4. History of UV Air Utilization
   a. UV Air sanitization has a long history of supporting occupational health. AEH 1972[11]
5. Improvements to Quality of Life
   a. The implementation of UV air sterilization in a double-blind test of work environments had no effect on the quality of life for workers (no negative side effects) however, there were less illnesses. Lancet 2003[12]
6. Effectiveness
   a. UV light disinfection is effective. It is especially important in practical selective areas. HCA 2019[13]

[7] Mathematical Modeling of Ultraviolet Germicidal Irradiation for Air Disinfection. Kowalski et al. QM 2, 249-270, 2000.
[8] Guidelines for the Application of Upper-Room Ultraviolet Germicidal Irradiation for Preventing Transmission of Airborne Contagion – Part I: Basic Principles. First et al. CH-99-12-1. ASHRAE 1999.
[9] DEFINING THE EFFECTIVENESS OF UV LAMPS INSTALLED IN CIRCULATING AIR DUCTWORK. 2002
[10] UV DISINFECTION OF AIR SOME REMARKS: AV Krasnochub – MIPT, May 2005
[11] Kethley et al ARCH ENVIRON HEALTH 1972;25:205-14
[12] LANCET. Volume 362. Issue 9398, P 1785-1791 2003
[13] Evaluation of an Ultraviolet C (UVC) Light-Emitting Device for Disinfection of High Touch Surfaces in Hospital Critical Areas. Casini et al. 27 AUG 2019

Chief Science Officer

- Carl R. Peterson III, MD MS DABR
- Practicing Radiation Oncologist
- Medical Director
- Oncology Service Line

Strategies for Disinfection and Air Purification

Best
- Photocatalytic Oxidation (PCO)
- High Efficiency Particulate Air (HEPA) Filter

Better
- Mechanical Particle Filters (MERV 9-16)
- Ultraviolet Germicidal Irradiation (UVGI)
- Air Ionization
- Ozone Generating Cleaners
- Dry Hydrogen Peroxide

Good
- Mechanical Particle Filters (MERV 1-8)
- Electrostatic Filters
- Surface Coatings
- Fresh Outside Air



Photocatalytic Oxidation (PCO)


UV lamp
Photo-catalyst
(TiO_2)
OH
Bacteria and pollutant
H_2O
CO_2
Photo-catalyst absorbs UV light
Strong oxidizing hydroxyls radical (-OH) formed
Cells of bacteria destroyed
Bacteria, pollutant allergen decomposed
Harmless water and carbon dioxide formed

Disinfection Strategies

While HEPA filtration is one of the best solutions on the market
the UV Fan's PCO Process has Distinct Advantages

Comparison of Fan's UV & PCO Process to HEPA Filtration		
	UV Fan	**HEPA Filtration**
"Kills" viruses/bacteria	Yes	No (traps in filter)
Ongoing labor and cost for disposal of "bio hazard" filter	No	Yes
Eliminates VOCs	Yes	No
Eliminates Odors	Yes	No
Whisper Quiet	Yes	No
Portable	Yes	Yes





Details:
UV-FAN-M2/95HP-ST

Mobile Ventilated UV-C Air Purifier
18,000 Hour Ozone-Free Pure Quartz 254NM UV-C Lamps
Safe to Use 24/7 in the Presence of People
Whisper Quiet (44Db)
450 sq. ft. Coverage Area every 30min
Nano-Structured TiOx Filter
Proven 99.9% Reduction in Contaminant Load
2 x 95W Internal Lamps at 120V
41 in x 12.5 in x 5 in
IP20 Rating
Suitable for Class 1 Installations



Details:
UV-FAN w/ TiOx





The UV-FAN is unique in its design and utilization of photocatalysis with a Titanium dioxide (TiO_2) nanostructure.

A natural reaction, called photocatalysis, can achieve the reduction of atmospheric environmental pollution. This is realized by a photocatalyst (TiOx ®) that oxidizes and then degrades, the pollutants. The TiOx ® is activated by solar ultraviolet radiation (UV) or by an artificial source, such as the high emission UV-C lamps placed inside a UV-FAN device. Titanium dioxide (TiO_2) nanostructure is the active ingredient that makes up the TiOx ®. As a nanostructure, that is composed of particles of linear dimension comparable to one billionth of a meter, TiOx ® has a large exchange surface and thus it is an excellent photocatalyst capable of degrading organic and inorganic pollutants such as VOCs (volatile organic compounds) and NOx (nitrogen oxide) produced by human activity.

Photocatalysis transforms the pollutants into salts (sodium and calcium nitrate) and carbon dioxide (CO_2). Moreover, TiOx ®, thanks to its receptive characteristics due to the fragmentation in nanoparticles, has the property to oxidize, or to decompose, the cells of bacteria in the presence of UV-C light, fighting microbial growth. It also inhibits the formation of bad odors, decomposing toxic gases, and odorous compounds that are the source of these unpleasant phenomena and can cause discomfort to people living in indoor environments. Malodorous substances such as ammonia, sulfur and sulfur compounds, are indicators of anaerobic fermentation.

Customers Using the Fan

SGS

Hartsfield-Jackson Atlanta International Airport

MOTOR HARLEY-DAVIDSON CYCLES

U.S. DEPARTMENT OF HOMELAND SECURITY

TSA

COMPLETE CARE



DUARTE UNIFIED SCHOOL DISTRICT

UK KENTUCKY

S.PELLEGRINO

CUSHMAN & WAKEFIELD

UNITED STATES NAVY

CITY OF VANCOUVER

PACE UNIVERSITY

OMNI HOTELS & RESORTS

Disinfection as a Service (DaaS) Pricing

Description	Item ID	QTY	Year 1 Monthly Service Fee	Year 2+ Monthly Service Fee	Notes
LP UV Mobile Fan	SGS-UVFANM2/95-ST	3–9	$210	$145	12-month agreement
LP UV Mobile Fan	SGS-UVFANM2/95-ST	10-49	$199	$140	12-month agreement
LP UV Mobile Fan	SGS-UVFANM2/95-ST	50-99	$189	$135	12-month agreement
LP UV Mobile Fan	SGS-UVFANM2/95-ST	100+	$179	$125	12-month agreement



All pricing is USD and includes shipping, delivery, set-up and commissioning of fans as well as labor and material for replacement of UV lamps and any other required service or warranty claims for as long as you have the unit

Purchase Pricing

Description	Item ID	QTY	Price	Tax	Shipping FOB Origination
LP UV Mobile Fan	SGS-UVFANM2/95-ST	1–9	$2,940	TBD	TBD
LP UV Mobile Fan	SGS-UVFANM2/95-ST	10-49	$2,870	TBD	TBD
LP UV Mobile Fan	SGS-UVFANM2/95-ST	50-99	$2,795	TBD	TBD
LP UV Mobile Fan	SGS-UVFANM2/95-ST	100+	$2,720	TBD	TBD



All pricing is USD and includes 1 year warranty on UV lamps and 5 year warranty on the mobile unit

DaaS + Purchase Pricing

Description	Item ID	QTY	Year 1 Monthly Service Fee	Purchase Year 2	Purchase Year 3+
LP UV Mobile Fan	SGS-UVFANM2/95-ST	3–9	$210	$1,050	$870
LP UV Mobile Fan	SGS-UVFANM2/95-ST	10-49	$199	$1,020	$840
LP UV Mobile Fan	SGS-UVFANM2/95-ST	50-99	$189	$960	$810
LP UV Mobile Fan	SGS-UVFANM2/95-ST	100+	$179	$900	$750



All pricing is USD and includes 1 year warranty on UV lamps and 5 year warranty on the mobile unit. Warranty date starts at lease.

Experience:
Our Certifications